Exhibit 10.14.1

DYNEX CAPITAL, INC.

AMENDMENT NO. 1 TO

EQUITY DISTRIBUTION AGREEMENT

December 23, 2011

JMP Securities LLC

600 Montgomery Street

Suite 1100

San Francisco, CA 94111

Ladies and Gentlemen:

Reference is made to the Equity Distribution Agreement, dated June 24, 2010 (the “Distribution Agreement”), between Dynex Capital, Inc., a Virginia corporation (the “Company”), and JMP Securities LLC (“JMP”), pursuant to which the Company agreed to sell through JMP, as agent, up to 5,000,000 shares of common stock, par value $0.01 per share, of the Company. All capitalized terms used in this Amendment No. 1 to Equity Distribution Agreement between JMP and the Company (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Distribution Agreement. JMP and the Company agree as follows:

A. Amendments to Distribution Agreement. The Distribution Agreement is amended as follows:

1.	The second line of the caption of the Distribution Agreement, consisting of the phrase “5,000,000 SHARES”, is deleted.

2.	The first sentence of the Distribution Agreement is deleted and replaced with the following:

“DYNEX CAPITAL, INC., a Virginia corporation (the “Company”), confirms its agreement (as such agreement may be amended from time to time, this “Agreement”) with JMP Securities LLC (“JMP”), as follows:”.

3.	The first sentence of Section 1 of the Distribution Agreement is deleted and replaced with the following:

“The Company agrees that, from time to time after December 23, 2011 and during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through JMP, acting as agent, up to 8,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).”

4.	In Section 1 of the Distribution Agreement, the reference to “a registration statement on Form S-3 (File No. 333-149475), and two pre-effective amendments thereto” in the second paragraph is deleted and replaced with “a registration statement on Form S-3 (File No. 333-173551), and one pre-effective amendment thereto”.

5.	In Section 5(n) of the Distribution Agreement, the phrase:

“Except (i) as set forth in the Registration Statement and the Prospectus or in filings with the Commission via IDEA pursuant to Section 16 of the Exchange Act, (ii) for holders of shares of the Company’s Series D 9.50% Cumulative Convertible Preferred Stock, $.01 par value, and (iii) for holders of common stock options outstanding on the date hereof,”

is deleted and replaced with the following:

“Except (i) as set forth in the Registration Statement and the Prospectus or in filings with the Commission via IDEA pursuant to Section 16 of the Exchange Act and (ii) for holders of common stock options outstanding on the date hereof,”.

6.	In Section 5(mm) of the Distribution Agreement, the phrase:

“The Company is not a party to any agreement with an agent or underwriter for any ‘at-the-market’ or continuous equity transaction other than this Agreement.”

is deleted and replaced with the following:

“As of December 23, 2011, the Company is not a party to any agreement with an agent or underwriter for any ‘at-the-market’ or continuous equity transaction other than this Agreement.”

7.	Throughout the Distribution Agreement, all references to “BDO Seidman LLP” are deleted and replaced with “BDO USA, LLP”.

8.	In Section 13 of the Distribution Agreement:

(a)	the reference to “DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020, fax no.: (212) 884-8494, Attention: James T. Seery;” is deleted and replaced with “Reed Smith LLP, 599 Lexington Avenue, New York, NY 10022, fax no.: (212) 521-5450, Attention: Daniel I. Goldberg;”, and

(b)	the reference to “Dynex Capital, Inc., 4551 Cox Road, Suite 300, Glen Allen, VA 23060, phone: (804) 217-5800, fax no.: (804) 217-5860, Attention: Stephen J. Benedetti, with a copy to Troutman Sanders LLP, 222 Central Park Avenue, Suite 2000, Virginia Beach, VA 23462, phone: (757) 687-7719, fax no.: (757) 687-1501, Attention: James J. Wheaton.” is deleted and replaced with “Dynex Capital, Inc., 4991 Lake Brook Drive, Suite 100, Glen Allen, VA 23060, phone: (804) 217-5800, fax no.: (804) 217-5860, Attention: Stephen J. Benedetti, with a copy to Troutman Sanders LLP, 1001 Haxall Point, Richmond, VA 23219, phone: (804) 697-1861, fax no.: (804) 698-6015, Attention: Susan S. Ancarrow.”.

9.	The first sentence of the Form of Placement Notice attached as Exhibit A to the Distribution Agreement (the “Form of Placement Notice”) shall be amended to add “, as amended on December 23, 2011” immediately after “June 24, 2010”. The last sentence of the Form of Placement Notice is deleted and replaced with the following:

“ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON AND/OR THE MANNER IN WHICH SALES ARE TO BE MADE BY JMP.”

10.	The names, titles, and contact information of the three JMP Securities LLC employees listed in Exhibit C are deleted and replaced with the following:

Scott Raaka	(sraaka@jmpsecurities.com)
(Director, Corporate Services)
Janet Tarkoff	(jtarkoff@jmpsecurities.com)
(Managing Director, General Counsel)
Tosh Chandra	(tchandra@jmpsecurities.com)
(Vice President, Investment Banking)
Gil Mogavero	(gmogavero@jmpsecurities.com)
(Chief Compliance Officer)

11.	The first paragraph of the Form of Officer Certificate attached as Exhibit E to the Distribution Agreement (the “Form of Officer Certificate”) is deleted and replaced with the following:

“The undersigned, the duly qualified and elected                    , of Dynex Capital, Inc., a Virginia corporation (the “Company”), does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Equity Distribution Agreement, dated June 24, 2010, as amended on December 23, 2011 (the “Distribution Agreement”), between the Company and JMP Securities LLC (“JMP”), that to the best of the knowledge of the undersigned:”.

All references to “Sales Agreement” in the Form of Officer Certificate are deleted and replaced with “Distribution Agreement”.

12.	The first line on the last page of the Distribution Agreement, consisting of “Exhibit F”, is deleted and replaced with “Exhibit G”.

B. Prospectus Supplement. The Company shall file a 424(b) Prospectus Supplement reflecting this Amendment within 2 business days of the date hereof.

C. No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

D. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

[Remainder of page intentionally left blank.]

If the foregoing correctly sets forth the understanding between the Company and JMP, please so indicate in the space provided below for that purpose, whereupon this Amendment No. 1 to Equity Distribution Agreement shall constitute a binding agreement between the Company and JMP.

Very truly yours,

DYNEX CAPITAL, INC.

By:	/s/ Stephen J. Benedetti

Name: Stephen J. Benedetti

Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

ACCEPTED as of the date first-above written:

JMP SECURITIES LLC

By:	/s/ Kent Ledbetter

Name: Kent Ledbetter

Title:	Director of Investment Banking

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